                                                                    EXHIBIT 10.7

                                    SUBLEASE

         THIS SUBLEASE (this "Sublease") is made and entered as of the 24th day of May, 1999, by and between Neural Applications Corporation, a Delaware corporation having an office at 2600 Crosspark Road, Coralville, Iowa 52241 ("Sublessor"), and Systems Alternatives International LLC, a Delaware limited liability company having an office at 1705 Indian Wood Circle, Suite 100, Maumee, Ohio 43537 ("Sublessee").

                             BACKGROUND INFORMATION

         A. Pursuant to the terms and conditions of a certain land lease dated November 2, 1993, between University of Iowa Research Park Corporation ("University') and Liberty Growth, L.C., an Iowa limited liability company ("Liberty") (the "Land Lease", the terms of which, as limited and modified herein, are hereby made a part hereof and a copy of which is attached hereto as Exhibit A), Liberty has leased from the University that certain premises and related fixtures and equipment more particularly described in the Land Lease, which premises the University has leased from the Iowa State Board of Regents pursuant to a ground lease dated March 1, 1989 (the "Ground Lease"), and

         B. Pursuant to the terms and conditions of a certain lease dated October 7, 1993 between Liberty and Sublessor (the "Prime Lease," the terms of which, as limited and modified herein, are hereby made a part hereof and a copy of which is attached hereto as Exhibit B), Sublessor has leased from Liberty that certain premises and related fixtures and equipment more particularly described in the Prime Lease (the "Prime Lease Premises"), and

         C. Sublessee wishes to sublease from Sublessor and Sublessor desires to sublet to Sublessee, a portion of the Prime Lease Premises described as approximately _________ square feet on the first floor of the building located at 2600 Crosspark Road, Coralville, Iowa as depicted on Exhibit C attached hereto and incorporated herein upon the terms and conditions set forth herein (the "Subleased Premises").

         D. In addition to the Subleased Premises, Sublessor desires to sublet to Sublessee, the personal property listed on Schedule 1 attached hereto and incorporated herein (the "Subleased Personal Property').

                             STATEMENT OF AGREEMENT

         In consideration of the foregoing and of the promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee do hereby agree as follows:

         1. Demise. Sublessor does hereby demise and sublease to Sublessee, and Sublessee does hereby sublease and hire from Sublessor, upon the terms, covenants and conditions set forth herein, the Subleased Premises and the Subleased Personal Property, subject to the Prime Lease and the Land Lease.


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         2.   Term. The term of this Sublease (the "Term") shall be for a term of eighteen (18) months commencing on the date hereof (the "Commencement Date") and terminating at 11:59 p.m. on October 31, 2000.

         3. Early Termination. At any time after October 25, 1999, Sublessee may terminate this Sublease upon thirty (30) days prior written notice to Sublessor.

         4. Gross Rent. Commencing on the Commencement Date and during the Term, Sublessee shall pay to Sublessor at the address above or at such other address as Sublessor may, from time to time, designate in writing the gross rent in the amount of Seven Thousand Two Hundred and no/100 Dollars ($7,200.00) on or before the fist (1st) day of each month (collectively, "Rent").

         5. Use; Laws. Sublessee shall use and occupy the Subleased Premises in compliance with the use restrictions contained in Article 3 of the Land Lease and Sublessee agrees to be bound by all of the terms, conditions, covenants, provisions and agreements of the Prime Lease and the Land Lease, including the University of Iowa Oakdale Research Park Covenants, Conditions and Restrictions which contain the Design Guidelines. Sublessee shall not violate any applicable governmental laws, codes, ordinances, rules or regulations in connection with its use and occupancy of the Subleased Premises.

         6. Maintenance. Sublessor shall keep the Subleased Premises clean and orderly and shall perform all repairs to the .Subleased Premises which is required of Sublessor under the Prime Lease; Sublessor shall maintain the Subleased Premises in accordance with the same high standards of janitorial maintenance and cleanliness as Sublessor maintains in connection with the remaining portion of the Prime Lease Premises.

         7. Indemnification. To the extent the following are caused by the negligence or willful misconduct of Sublessee, its agents, employees and invitees, Sublessee shall pay all costs, losses or damages resulting from or arising out of (i) any breach of this Sublease, (ii) the use and occupancy of the Subleased Premises and any property of Sublessor or Liberty, or (iii) the injury to any persons. Sublessee shall indemnify, protect and save Sublessor harmless, and defend with counsel satisfactory to Sublessor, from and against any and all losses, damages or liabilities thereby or therefor and from and against any and all expenses, costs, attorneys' fees and costs of suit incurred in connection therewith.

         To the extent the following are caused by the negligence or willful misconduct of Sublessor, its agents, employees and invitees, Sublessor shall pay all costs, losses or damages resulting from or arising out of: (i) any breach of this Sublease, (ii) the use and occupancy of the Subleased Premises and any property of Sublessee or Liberty, or (iii) the injury to any persons. Sublessor shall indemnify, protect and save Sublessee harmless, and defend with counsel satisfactory to Sublessee, from and against any and all losses, damages or liabilities thereby or therefor and from and against any and all expenses, costs, attorneys' fees and costs of suit incurred in connection therewith.


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         8.   Alterations and Signs. Sublessee may, with Sublessor's prior written approval, which approval shall not be unreasonably withheld or delayed, make minor alterations and/or erect or display signs on the Premises as permitted under the University of Iowa Research Park regulations, the Land Lease and the Prime Lease.

         9. Utilities and Other Services. Sublessor shall secure and pay for all utilities and other services used in, on or about the Subleased Premises. To the extent that utilities and services are not provided by Liberty, Sublessor shall contract directly with the applicable utility company or service provider.

         10. Real Estate Taxes. All real estate taxes levied or assessed against the Subleased Premises shall be timely paid by Sublessor.

         11. Compliance with Prime Lease and Land Lease. The obligations of Sublessee and Sublessor hereunder are contingent upon Liberty's written consent hereto and the consent of the University. If Liberty and/or the University have not consented to this Sublease on or before June 30, 1999, this Sublease shall terminate and Sublessor and Sublessee shall be released from all obligations hereunder.

         12. Access to Subleased Premises. Sublessor has the right of access to certain portions of the Subleased Premises as indicated on the floor plan attached hereto as Exhibit C. In order to maintain Sublessee's security and privacy, Sublessor shall, at its expense; expand its current key-card security system to include an electronic lock and secured card key swipe system at the location marked as Area " 3.2" on Exhibit C.

         13. Default. If Sublessee shall fail to pay Rent within ten (10) days after Sublessor has delivered written notice to Sublessee that the same is due and payable, or if Sublessee shall fail to perform any other term, covenant or condition of this Sublease and such failure shall continue for a period of ten
(10) days after Sublessor delivers written notice of such failure to Sublessee, then, in any such event Sublessor shall have the right to pursue the remedies against Sublessee which Liberty has against Sublessor for a breach of the Prime Lease. If Sublessor shall be in default in the performance of any of its obligations under this Sublease or under the Prime Lease, including, but not limited to, its obligations to repair and maintain the Subleased Premises and its obligation to pay rent, Sublessee may (but shall not be required to) (i) cure such default on behalf of Sublessor, and the amount of the reasonable cost to Sublessee of curing any such default shall be paid by Sublessor to Sublessee on demand, or deducted by Sublessee from its rent obligations under this Sublease, together with interest thereon at the rate of 12% per annum or (ii) terminate this Sublease.

         14. Assignment and Subletting. Sublessee shall not assign, mortgage, hypothecate or otherwise transfer all or any part of its interest in this Sublease, nor sublet the Subleased Premises or any part thereof without first procuring the written consent of Sublessor, which consent shall not be unreasonably withheld or delayed. Notwithstanding the provisions of this Section 14 to the contrary, Sublessee may assign this Lease or sublet all or any part of the Subleased Premises to an affiliate, subsidiary or company under the common control of


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Sublessee without Sublessor's consent, provided that the use of the Subleased
Premises does not materially change.

         15. Sublessee's Insurance. During the Term, Sublessee shall carry and maintain with responsible insurers licensed to transact insurance business in the State of Iowa, for the benefit of Sublessee, the following insurance:

              (a) Public Liability Insurance. Sublessee shall, at Sublessee's sole expense, keep in full force and effect a policy of general comprehensive public liability insurance with minimum limits of $2,000,000 on account of bodily injuries to or death of one or more persons as the result of any one accident or disaster and $500,000 on account of damage to property.

              (b) Personal Property Insurance. Sublessee shall maintain insurance on its furniture, furnishings, trade fixtures, inventory, equipment and other items of personal property located on the Subleased Premises in the amount of the full replacement value thereof.

         16. Sublessor's Insurance. During the Term, Sublessor shall carry and maintain fire, extended coverage and all risks insurance on the improvements located on the Subleased Premises and the Prime Lease Premises in the amount required under the Prime Lease and any other type or types of insurance required of Sublessor under the Prime Lease.

         17. Damage to Subleased Premises. If the Subleased Premises is destroyed by fire or other casualty; either in whole or in part, Sublessee may terminate this Sublease upon ten (10) days written notice to Sublessor. If Sublessee does not elect to terminate this Sublease, then Sublessor shall repair such damage within fifteen (15) days of its occurrence (unless such repairs are prevented by causes beyond Sublessor's control), and Sublessee's rent shall be abated proportionately.

         18. Waiver of Subrogation. Sublessor and Sublessee agree that in the event the Subleased Premises, or any part thereof or the fixtures or equipment therein is damaged or destroyed by fire or casualty and the Subleased Premises, or part thereof or fixtures or equipment therein, or injury to a person is covered by the insurance, or would be covered by the insurance required under this Sublease, Sublessor or Sublessee, or the sublessees, assignees or transferees of Sublessor or Sublessee regardless of cause or origin (including negligence), then, in such event, the rights, if any, of any party against the other, or against the employees, agents or licensees of any party, with respect to such damage or destruction and with respect to any loss resulting therefrom (including the interruption of the business of any of the parties) are hereby waived to the extent of said insurance. All policies of insurance required under this Sublease shall contain a waiver of subrogation substantially equivalent to the terms of this Section.

         19. Eminent Domain. If all or part of the Subleased Premises are taken under the power of eminent domain by any public authority, or deeded to such public authority in lieu thereof, and such taking, in Sublessee's discretion, interferes with Sublessee's use of the Subleased Premises, this Lease shall terminate and expire as of the date possession is taken by the public authority and the payment of Rents shall be prorated as of the termination date. Sublessee shall have the right to receive compensation or damages to which it is entitled at law.


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         20.  Quiet Enjoyment. So long as Sublessee shall perform and observe all of the terms, covenants and conditions contained herein, Sublessee shall peaceably and quietly have and hold the Subleased Premises during the Term without hindrance by Sublessor or any person lawfully claiming through Sublessor, subject to the terms of this Sublease and the Prime Lease.

         21. Surrender of Subleased Premises. Upon the termination of this Sublease, Sublessee shall surrender possession of the Subleased Premises in good and clean condition, ordinary wear and tear, casualty, and damage caused by fire or the elements excepted. Sublessee may remove any equipment or fixtures which Sublessee has installed in the Subleased Premises provided Sublessee repairs any and all damage caused by such removal.

         22. Sublessor's Representation and Warranties. Sublessor represents and warrants to Sublessee that (i) the Prime Lease is in full force and effect and in good standing with the Liberty; (ii) there is no default thereunder in existence; (iii) Sublessor has fully paid all rent due thereunder and met all of its obligations owing to Liberty thereunder; (iv) Sublessor will maintain the Prime Lease in such condition during the Term; and (v) subject to Liberty's consent, has authority under the Prime Lease to enter into this Sublease.

         23. Successors and Assigns. This Sublease shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

         24. Applicable Law. This Sublease shall be construed in accordance with the laws of the State of Iowa.

         25. Brokers. Each party shall defend and indemnify the other party from any commissions or finders fees as a result of this Sublease which may be due to any person claiming through the indemnifying party.

         26. Notices. Any notice required to be given under this Sublease shall be hand delivered or sent by U.S. certified mail, return receipt requested, postage prepaid, and shall be deemed delivered on actual receipt or refusal of such notice with all such notices sent to the address specified on page 1 hereof, unless otherwise specified in writing by either party.

         27. Sublessor Default. In the event that Sublessor is in default under the terms of the Prime Lease, Liberty agrees that it shall not exercise its remedies thereunder or terminate the Prime Lease until Liberty has given Sublessor and Sublessee notice of such default as set forth in the Prime Lease. If Sublessee performs Sublessor's obligations under the Prime Lease, Liberty agrees to accept performance by Sublessee. Liberty shall not terminate the Prime Lease so long as Sublessee and/or Sublessor performs the obligations of Sublessor under the Prime Lease. All amounts expended by Sublessee under this paragraph to cure a default of Sublessor under the Prime Lease shall be reimbursed by Sublessor within ten (10) days after written notice from Sublessee to Sublessor, and any amount not paid within such ten (10) day period may be deducted by Sublessee from the amounts due to Sublessor under this Sublease.

         26. Telecopy Counterpart. This Sublease may be executed and delivered by telecopy and a telecopy counterpart of this Sublease executed by any party shall constitute, for all


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 purposes, an original document; any party executing this Sublease by telecopy agrees promptly to deliver an executed counterpart of this Sublease but the failure of such party to deliver or of any other party to account for or produce such counterpart shall not affect the binding and enforceable nature of the telecopy counterpart and the telecopy counterpart shall continue to be an original, binding agreement.

                           [signature pages to follow]


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



         IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease to be executed by their duly authorized representatives as of the day and year first written above.

Signed and Acknowledged in the Presence of:           SUBLESSOR:
                                                      NEURAL APPLICATIONS CORPORATION

  /s/  [illegible]                                    By:  /s/  Robert A. Squires
--------------------------------------------             ------------------------------------------
          (Signature Witness #1)                          Robert A. Squires, President


  /s/  [illegible]
--------------------------------------------
          (Print Name Witness #1)


  /s/  [illegible]
--------------------------------------------
          (Signature Witness #2)


  /s/  George L. Jenkins
--------------------------------------------
          (Print Name Witness #2)

Signed and Acknowledged in the Presence of:           SUBLESSEE:
                                                      SYSTEMS ALTERNATIVES
                                                      INTERNATIONAL LLC

  /s/  [illegible]                                    By:  /s/  John W. Underwood
--------------------------------------------             ------------------------------------------
          (Signature Witness #1)                          John W. Underwood, President


  /s/  [illegible]
--------------------------------------------
          (Print Name Witness #1)


  /s/  [illegible]
--------------------------------------------
          (Signature Witness #2)


  /s/  George L. Jenkins
--------------------------------------------
          (Print Name Witness #2)


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



 STATE OF OHIO
                        SS:
 COUNTY OF FRANKLIN

         The foregoing instrument was acknowledged before me this ______ day of May, 1999, by ROBERT A. SQUIRES, the PRESIDENT of Neural Applications Corporation, a Delaware corporation, on behalf of the corporation.




                                       ----------------------------------------
                                       Notary Public





 STATE OF OHIO
                        SS:
 COUNTY OF FRANKLIN

         The foregoing instrument was acknowledged before me this ______ day of May, 1999, by JOHN W. UNDERWOOD, the PRESIDENT of Systems Alternatives International LLC, a Delaware limited liability company, on behalf of the limited liability company.




                                       ----------------------------------------
                                       Notary Public


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


                      CONSENT OF LANDLORD UNDER PRIME LEASE

         Liberty Growth, L.C., an Iowa limited liability company, as owner and "Landlord" under the Prime Lease, hereby consents to the Sublease attached hereto between Neural Applications Corporation, a Delaware corporation, as "Sublessor", and Systems Alternatives International LLC, a Delaware limited liability company, as "Sublessee", of even date herewith. Except as specifically set forth in the Sublease, the consent to the Sublease shall not be deemed Liberty's consent to any future sublease of the Premises by Sublessor or Sublessee or the assignment of the Prime Lease or the Sublease to any other person and in no event shall Sublessee or Sublessor sublease the Subleased Premises or assign the Prime Lease or the Sublease without seeking Liberty's consent as set forth in the Prime Lease.

         In the event that the Prime Lease terminates for any reason, this Sublease shall not terminate and shall thereafter be a direct lease for a term of sixty (60) days upon the terms and conditions set forth in this Sublease and the Prime Lease, as the context requires. At the expiration of such 60-day period, this Sublease and all Sublessee's rights in and to the Subleased Premises shall terminate between Liberty and Sublessee with respect to the Subleased Premises.

         IN WITNESS WHEREOF, Liberty has caused this Consent to be executed as of the day of May 21,1999.

Signed and Acknowledged in the Presence of:           LANDLORD:
                                                      LIBERTY GROWTH, L.C., an Iowa limited
                                                      liability company

                                                      By:
--------------------------------------------             ------------------------------------------
          (Signature Witness #1)                          James W. Peterson (Print Name)

Barbara J. Fry                                        Title: Member
--------------------------------------------                ---------------------------------------
          (Print Name Witness #1)


--------------------------------------------
          (Signature Witness #2)

Staci E. Haynes
--------------------------------------------
          (Print Name Witness #2)

STATE OF      IOWA
           --------------
                             SS:
COUNTY OF     JOHNSON
           --------------

         The foregoing instrument was acknowledged before me this 21st day of May, 1999, by James W. Peterson, the Member of Liberty Growth L.C., an Iowa limited liability company, on behalf of the company.


                                       ----------------------------------------
                                        Notary Public, Robert N. Downer


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                      CONSENT OE LANDLORD UNDER LAND LEASE

         University of Iowa Reseaxch Park Corporation, an Iowa non-profit corporation, as owner and "Lessor" under its Land Lease dated November 2, 1993 with Liberty Growth, L.C., ("Lessee" under said Land Lease and "Landlord" under the Prime Lease) hereby consents to tile Sublease attached hereto between Neural Applications Corporation, a Delaware corporation, as "Sublessor", and Systems Alternatives International LLC, a Delaware limited liability company, as "Sublessee". Except as specifically set forth in the Sublease, the consent to the Sublease shall not be deemed University of Iowa Research Park Corporation's consent to any future sublease of the Premises by Sublessor or Sublessee or the assignment of the Land Lease, Prime Lease or the Sublease to any other person and in no event shall Sublessee or Sublessor sublease the Subleased Premises or assign the Land Lease, Prime Lease or the Sublease without seeking University of Iowa Research Park Corporation's consent as set forth in the Land Lease.

         IN WITNESS WHEREOF, the University of Iowa. Research Park Corporation has caused this Consent to be executed as of the 21 day of May 1999.

Signed and Acknowledged in the Presence of:           University of Iowa Research Park Corporation


                                                      By:
--------------------------------------------             ------------------------------------------
          (Signature Witness #1)                          W. Bruce Wheaton (Print Name)

Diana L. Pavelka                                      Title: Director, UI Oakdale Research Park
--------------------------------------------                ---------------------------------------
          (Print Name Witness #1)


--------------------------------------------
          (Signature Witness #2)

Debra S. Eckhoff
--------------------------------------------
          (Print Name Witness #2)

STATE OF         IOWA
              ---------------
                                  SS:
COUNTY OF        JOHNSON
              ---------------

         The foregoing instrument was acknowledged before me this 21st day of May, 1999, by Bruce Wheaton, the Director of University of Iowa Research Park Corporation, an Iowa non-profit corporation, on behalf of the corporation.


                                       ----------------------------------------
                                        Notary Public


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